As filed with the Securities and Exchange Commission on November 18, 2014

Registration No. 333-199862

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 2

to

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Autohome Inc.

(Exact name of Registrant as specified in its charter)

Not Applicable

(Translation of Registrant’s name into English)

Cayman Islands	7374	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

10th Floor Tower B, CEC Plaza

3 Dan Ling Street

Haidian District, Beijing 100080

The People’s Republic of China

(+86) 10-5985-7001

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Law Debenture Corporate Services Inc.

400 Madison Avenue, 4th Floor

New York, New York 10017

(+1) 212-750-6474

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Z. Julie Gao, Esq. Will H. Cai, Esq. Skadden, Arps, Slate, Meagher & Flom LLP c/o 42/F, Edinburgh Tower, The Landmark 15 Queen’s Road Central Hong Kong (+852) 3740-4700	Weiheng Chen, Esq. Julia Reigel, Esq. Kefei Li, Esq. Wilson Sonsini Goodrich & Rosati, P.C. Unit 1001, 10/F Henley Building 5 Queen’s Road Central Hong Kong (+852) 3972-4955

Approximate date of commencement of proposed sale to the public: as soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount of shares to be registered(2)	Proposed maximum offering price per share(3)	Proposed maximum aggregate offering price(2)(3)	Amount of registration fee(4)
Class A ordinary shares, par value $0.01 per share(1)	9,775,000	US$43.31	US$423,355,250	US$49,193.88

(1)	American depositary shares issuable upon deposit of the Class A ordinary shares registered hereby have been registered under a separate registration statement on Form F-6 (Registration No. 333-192583). Each American depositary share represents one Class A ordinary share.
(2)	Includes 1,275,000 Class A ordinary shares that are issuable upon the exercise of the underwriters’ option to acquire additional shares. Also includes Class A ordinary shares initially offered and sold outside the United States that may be resold from time to time in the United States either as part of their distribution or within 40 days after the later of the effective date of this registration statement and the date the shares are first bona fide offered to the public. These Class A ordinary shares are not being registered for the purpose of sales outside the United States.
(3)	Estimated solely for the purpose of determining the amount of registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low trading prices on November 12, 2014 of the Registrant’s American depositary shares listed on the New York Stock Exchange, each representing one Class A ordinary shares.
(4)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The sole purpose of this amendment is to amend the exhibit index and to file Exhibit 1.1 to the registration statement. No other changes have been made to the registration statement. Accordingly, this amendment consists only the face page, this explanatory note and Part II of the registration statement.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Cayman Islands law does not limit the extent to which a company’s articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences or committing a crime. Our articles of association provide for indemnification of officers and directors for losses, damages, costs and expenses incurred in their capacities as such, except through their own dishonesty, wilful default or fraud.

Pursuant to the indemnification agreements the form of which is filed as Exhibit 10.3 to this Registration Statement, we will agree to indemnify our directors and officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer.

The underwriting agreement, the form of which will be filed as Exhibit 1.1 to this Registration Statement, will also provide for indemnification by the underwriters of us and our officers and directors for certain liabilities, including liabilities arising under the Securities Act, but only to the extent that such liabilities are caused by information relating to the underwriters furnished to us in writing expressly for use in this registration statement and certain other disclosure documents.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7. RECENT SALES OF UNREGISTERED SECURITIES.

During the past three years, we have issued the following securities.

Grantees	Date of Sale or Issuance	Number of Securities	Consideration
Participants of our 2011 Share Incentive Plan and 2013 Share Incentive Plan	December 19, 2011 July 1, 2012 May 27, 2013 October 22, 2013 November 4, 2013 January 16, 2014 May 8, 2014 October 9, 2014	Options to acquire 3,085,600 Class A ordinary shares 906,000 restricted shares	Past and future services to our company as directors or employees Exercise price of the options granted is US$2.20 per share

No underwriters were involved in the foregoing issuances of securities.

We believe that the above issuances were exempt from registration under the Securities Act in reliance on Regulation S under the Securities Act as we are a foreign private issuer, the issuance was made in an offshore transaction and to our knowledge, none of the grantees was a U.S. person.

ITEM 8. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Exhibits

See Exhibit Index beginning on page II-7 of this registration statement.

The agreements included as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (a) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (c) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (d) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(b)	Financial Statement Schedules

Schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the Consolidated Financial Statements or the Notes thereto.

ITEM 9. UNDERTAKINGS.

The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) For the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(4) For the purpose of determining any liability under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Beijing, China, on November 18, 2014.

AUTOHOME INC.

By:	/s/ James Zhi Qin
Name: James Zhi Qin
Title: Director and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Name: Timothy Y. (Tim) Chen	Chairman of the Board and Director	November 18, 2014

/s/ James Zhi Qin Name: James Zhi Qin	Director and Chief Executive Officer (Principal Executive Officer)	November 18, 2014

* Name: Andrew Penn	Director	November 18, 2014

* Name: Xiang Li	Director and President	November 18, 2014

/s/ Nicholas Yik Kay Chong Name: Nicholas Yik Kay Chong	Chief Financial Officer (Principal Financial and Accounting Officer)	November 18, 2014

* Name: Cynthia Whelan	Director	November 18, 2014

* Name: Han Willem Kotterman	Director	November 18, 2014

* Name: Ruey-Bin Kao	Director	November 18, 2014

* Name: Ya-Qin Zhang	Director	November 18, 2014

* Name: Ted Tak-Tai Lee	Director	November 18, 2014

*By:	/s/ James Zhi Qin
Name: James Zhi Qin Attorney-in-fact

SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of Autohome Inc. has signed this registration statement or amendment thereto in New York on November 18, 2014.

Authorized U.S. Representative

By:	/s/ Giselle Manon
	Name:	Giselle Manon
	Title:	Service of Process Officer Law Debenture Corporation Service Inc.

AUTOHOME INC.

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1*	Form of Underwriting Agreement

3.1	Fourth Amended and Restated Memorandum and Articles of Association of the Registrant, adopted on November 27, 2013 (incorporated herein by reference to Exhibit 3.2 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.1	Registrant’s Specimen American Depositary Receipt (incorporated herein by reference to Exhibit 4.1 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.2	Registrant’s Specimen Certificate for Class A Ordinary Shares (incorporated herein by reference to Exhibit 4.2 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.3	Deposit Agreement, among the Registrant, the depositary and holders of the American Depositary Receipts (incorporated herein by reference to Exhibit 4.3 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.4	Amended and Restated Sequel Shareholders Agreement dated as of June 30, 2011 (incorporated herein by reference to Exhibit 4.4 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.5	Restated Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Autohome Information dated June 7, 2011 (incorporated herein by reference to Exhibit 4.5 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.6	Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Hongyuan Information dated November 8, 2010 (incorporated herein by reference to Exhibit 4.6 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.7	Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Chengshi Advertising dated November 12, 2010 (incorporated herein by reference to Exhibit 4.7 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.8	Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Autohome Advertising dated September 21, 2010 (incorporated herein by reference to Exhibit 4.8 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.9	Restated Loan Agreement between Autohome WFOE and Zhi Qin dated June 7, 2011 (incorporated herein by reference to Exhibit 4.9 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

Exhibit Number	Description of Document
4.10	Restated Loan Agreement between Autohome WFOE and Zheng Fan dated June 7, 2011 (incorporated herein by reference to Exhibit 4.10 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.11	Restated Loan Agreement between Autohome WFOE and Xiang Li dated June 7, 2011 (incorporated herein by reference to Exhibit 4.11 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.12	Restated Equity Option Agreement among Autohome WFOE, Autohome Information and Zhi Qin dated June 7, 2011 (incorporated herein by reference to Exhibit 4.12 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.13	Restated Equity Option Agreement among Autohome WFOE, Autohome Information and Zheng Fan dated June 7, 2011 (incorporated herein by reference to Exhibit 4.13 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.14	Restated Equity Option Agreement among Autohome WFOE, Autohome Information and Xiang Li dated June 7, 2011 (incorporated herein by reference to Exhibit 4.14 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.15	Equity Option Agreement among Autohome WFOE, Autohome Information and Hongyuan Information dated November 8, 2010 (incorporated herein by reference to Exhibit 4.15 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.16	Equity Option Agreement among Autohome WFOE, Autohome Information and Chengshi Advertising dated November 12, 2010 (incorporated herein by reference to Exhibit 4.16 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.17	Equity Option Agreement among Autohome WFOE, Autohome Information and Autohome Advertising dated September 21, 2010 (incorporated herein by reference to Exhibit 4.17 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.18	Restated Equity Interest Pledge Agreement between Autohome WFOE and Zhi Qin dated August 23, 2011 (incorporated herein by reference to Exhibit 4.18 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.19	Restated Equity Interest Pledge Agreement between Autohome WFOE and Zheng Fan dated August 23, 2011 (incorporated herein by reference to Exhibit 4.19 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.20	Restated Equity Interest Pledge Agreement between Autohome WFOE and Xiang Li dated August 23, 2011 (incorporated herein by reference to Exhibit 4.20 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

Exhibit Number	Description of Document
4.21	Equity Interest Pledge Agreement between Autohome WFOE and Autohome Information dated November 8, 2010 regarding Hongyuan Information (incorporated herein by reference to Exhibit 4.21 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.22	Equity Interest Pledge Agreement between Autohome WFOE and Autohome Information dated November 12, 2010 regarding Chengshi Advertising (incorporated herein by reference to Exhibit 4.22 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.23	Equity Interest Pledge Agreement between Autohome WFOE and Autohome Information dated September 21, 2010 regarding Autohome Advertising (incorporated herein by reference to Exhibit 4.23 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.24	Power of Attorney issued by Zhi Qin dated April 3, 2013 regarding Autohome Information (incorporated herein by reference to Exhibit 4.24 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.25	Power of Attorney issued by Zheng Fan dated April 3, 2013 regarding Autohome Information (incorporated herein by reference to Exhibit 4.25 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.26	Power of Attorney issued by Xiang Li dated April 3, 2013 regarding Autohome Information (incorporated herein by reference to Exhibit 4.26 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.27	Power of Attorney issued by Autohome Information dated April 3, 2013 regarding Hongyuan Information (incorporated herein by reference to Exhibit 4.27 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.28	Power of Attorney issued by Autohome Information dated April 3, 2013 regarding Chengshi Advertising (incorporated herein by reference to Exhibit 4.28 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.29	Power of Attorney issued by Autohome Information dated April 3, 2013 regarding Autohome Advertising (incorporated herein by reference to Exhibit 4.29 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.30	Supplementary Agreement to Exclusive Technology Consulting and Service Agreement between Hongyuan Information and Autohome WFOE dated July 22, 2011 (incorporated herein by reference to Exhibit 4.30 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.31	Supplementary Agreement to Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Chengshi Advertising dated July 22, 2011 (incorporated herein by reference to Exhibit 4.31 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

Exhibit Number	Description of Document
4.32	Supplementary Agreement to Exclusive Technology Consulting and Service Agreement between Autohome Advertising and Autohome WFOE dated July 22, 2011 (incorporated herein by reference to Exhibit 4.32 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.33	Supplementary Agreement to Restated Exclusive Technology Consulting and Service Agreement between Autohome Information and Autohome WFOE dated July 22, 2011 (incorporated herein by reference to Exhibit 4.33 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.34	Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Shanghai Advertising dated December 31, 2011 (incorporated herein by reference to Exhibit 4.34 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.35	Loan Agreement between Autohome WFOE and Zhi Qin dated December 31, 2011 (incorporated herein by reference to Exhibit 4.35 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.36	Loan Agreement between Autohome WFOE and Zheng Fan dated December 31, 2011 (incorporated herein by reference to Exhibit 4.36 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.37	Loan Agreement between Autohome WFOE and Xiang Li dated December 31, 2011 (incorporated herein by reference to Exhibit 4.37 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.38	Equity Option Agreement among Autohome WFOE, Shanghai Advertising and Zhi Qin dated July 2, 2012 (incorporated herein by reference to Exhibit 4.38 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.39	Equity Option Agreement among Autohome WFOE, Shanghai Advertising and Zheng Fan dated July 2, 2012 (incorporated herein by reference to Exhibit 4.39 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.40	Equity Option Agreement among Autohome WFOE, Shanghai Advertising and Xiang Li dated July 2, 2012 (incorporated herein by reference to Exhibit 4.40 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.41	Equity Interest Pledge Agreement between Autohome WFOE and Zhi Qin dated July 2, 2012 (incorporated herein by reference to Exhibit 4.41 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.42	Equity Interest Pledge Agreement between Autohome WFOE and Zheng Fan dated July 2, 2012 (incorporated herein by reference to Exhibit 4.42 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

Exhibit Number	Description of Document
4.43	Equity Interest Pledge Agreement between Autohome WFOE and Xiang Li dated July 2, 2012 (incorporated herein by reference to Exhibit 4.43 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.44	Power of Attorney issued by Zhi Qin dated April 3, 2013 regarding Shanghai Advertising (incorporated herein by reference to Exhibit 4.44 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.45	Power of Attorney issued by Zheng Fan dated April 3, 2013 regarding Shanghai Advertising (incorporated herein by reference to Exhibit 4.45 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.46	Power of Attorney issued by Xiang Li dated April 3, 2013 regarding Shanghai Advertising (incorporated herein by reference to Exhibit 4.46 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.47	Loan Agreement between Autohome WFOE and Zhi Qin dated July 2, 2012 (incorporated herein by reference to Exhibit 4.47 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.48	Loan Agreement between Autohome WFOE and Zheng Fan dated July 2, 2012 (incorporated herein by reference to Exhibit 4.48 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.49	Loan Agreement between Autohome WFOE and Xiang Li dated July 2, 2012 (incorporated herein by reference to Exhibit 4.49 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.50	Exclusive Technology Consulting and Service Agreement between Autohome WFOE and Guangzhou Advertising dated May 8, 2012 (incorporated herein by reference to Exhibit 4.50 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.51	Loan Agreement between Autohome WFOE and Zhi Qin dated May 8, 2012 (incorporated herein by reference to Exhibit 4.51 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.52	Loan Agreement between Autohome WFOE and Zheng Fan dated May 8, 2012 (incorporated herein by reference to Exhibit 4.52 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.53	Loan Agreement between Autohome WFOE and Xiang Li dated May 8, 2012 (incorporated herein by reference to Exhibit 4.53 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

Exhibit Number	Description of Document
4.54	Equity Option Agreement among Autohome WFOE, Guangzhou Advertising and Zhi Qin dated May 8, 2012 (incorporated herein by reference to Exhibit 4.54 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.55	Equity Option Agreement among Autohome WFOE, Guangzhou Advertising and Zheng Fan dated May 8, 2012 (incorporated herein by reference to Exhibit 4.55 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.56	Equity Option Agreement among Autohome WFOE, Guangzhou Advertising and Xiang Li dated May 8, 2012 (incorporated herein by reference to Exhibit 4.56 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.57	Equity Interest Pledge Agreement between Autohome WFOE and Zhi Qin dated May 8, 2012 (incorporated herein by reference to Exhibit 4.57 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.58	Equity Interest Pledge Agreement between Autohome WFOE and Zheng Fan dated May 8, 2012 (incorporated herein by reference to Exhibit 4.58 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.59	Equity Interest Pledge Agreement between Autohome WFOE and Xiang Li dated May 8, 2012 (incorporated herein by reference to Exhibit 4.59 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.60	Power of Attorney issued by Zhi Qin dated April 3, 2013 regarding Guangzhou Advertising (incorporated herein by reference to Exhibit 4.60 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.61	Power of Attorney issued by Zheng Fan dated April 3, 2013 regarding Guangzhou Advertising (incorporated herein by reference to Exhibit 4.61 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.62	Power of Attorney issued by Xiang Li dated April 3, 2013 regarding Guangzhou Advertising (incorporated herein by reference to Exhibit 4.62 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.63	Investors Rights Agreement among the Registrant, Telstra Holdings Pty Ltd and certain minority shareholders of the Registrant dated November 4, 2013 (incorporated herein by reference to Exhibit 4.63 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

4.64	Share Purchase Agreement among the Registrants, Telstra Holdings Pty Ltd, West Crest Limited, Jiang Lan, and remaining shareholders of the Registrant dated as of November 4, 2013 (incorporated herein by reference to Exhibit 4.64 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

Exhibit Number	Description of Document
5.1†	Opinion of Conyers Dill & Pearman (Cayman) Limited regarding the validity of the ordinary shares to be registered.

8.1†	Opinion of Conyers Dill & Pearman (Cayman) Limited regarding certain Cayman Islands tax matters

10.1	2011 Share Incentive Plan of the Registrant (incorporated herein by reference to Exhibit 10.1 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

10.2	2013 Share Incentive Plan of the Registrant (incorporated herein by reference to Exhibit 10.2 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

10.3	Form of Indemnification Agreement between the Registrant and its directors and officers (incorporated herein by reference to Exhibit 10.3 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

10.4	English Translation of Form of Employment Agreement between Autohome WFOE and an executive officer of the Registrant (incorporated herein by reference to Exhibit 10.4 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

21.1†	List of Significant Subsidiaries

23.1†	Consent of Ernst & Young Hua Ming LLP, independent registered public accounting firm

23.2†	Consent of Conyers Dill & Pearman (Cayman) Limited (included in Exhibit 5.1 and Exhibit 8.1)

23.3†	Consent of TransAsia Lawyers

23.4†	Consent of iResearch

24.1†	Powers of Attorney (included on signature page of this registration statement)

99.1	Code of Business Conduct and Ethics of the Registrant (incorporated herein by reference to Exhibit 99.1 to the registration statement on Form F-1, as amended (File No. 333-192085), initially filed with the Securities and Exchange Commission on November 4, 2013)

99.2†	Opinion of TransAsia Lawyers regarding certain PRC law matters

101.INS†	XBRL Instance Document

101.SCH†	XBRL Taxonomy Extension Schema Document

101.CAL†	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF†	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB†	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE†	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed with this registration statement on Form F-1
†	Previously filed